Roadshow Presentation August 2013 Exhibit 99.1

CAUTIONARY STATEMENT
This presentation contains forward-looking statements. These statements, which express management’s current views concerning future events or results, are subject to inherent risks and uncertainties. Factors that could cause actual results to differ materially from those expressed or implied in our forward-looking statements include, but are not limited to, the volatility and level of crude oil and gasoline prices, the pace and success of our expansion plan, our relationship with
Walmart, political and regulatory uncertainty, uncontrollable natural hazards and the failure to complete the spin-off of Murphy USA within the currently contemplated timeframe, because of adverse market conditions or tax consequences, among other things. For further discussion of risk factors, see “Risk Factors” in the Murphy USA registration statement on Form 10. Murphy USA undertakes no duty to publicly update or revise any forward-looking statements.
The Murphy USA financial information in this presentation is derived from the audited and unaudited combined financial statements of Murphy USA Inc. for the six months ended June 30, 2013 and 2012 and for the years ended December 31, 2012, 2011 and 2010 and from selected financial information for the year ended December 31, 2009 which are included in the registration statement on Form 10.
This presentation also contains non-GAAP financial measures. We have provided a reconciliation of such non-GAAP financial measures to the most directly comparable measures prepared in accordance with U.S. GAAP in the Appendix to this presentation.

MURPHY USA SPIN-OFF FROM MURPHY OIL
August 30, 2013 distribution date
–
Murphy USA distribution ratio is 1 share for every 4
shares of Murphy Oil Corporation common stock
–
Murphy USA will begin trading on the NYSE under the
ticker MUSA
–
Murphy Oil will retain its current name and ticker MUR
–
August 21 Record Date with “When Issued” trading will
commence on or about August 19
Spin rationale
–
Strategic management focus
–
Appropriately capitalize each business
–
Pursue growth opportunities
–
Unlock value: Convenience store comps trade at 5.0x –
8.0x EBITDA vs. current Murphy Oil multiple of 3.9x
2013E EBITDA (32% - 111% premium)
Well capitalized companies
–
Murphy Oil is expected to remain investment grade, and
will be boosted by a dividend from Murphy Oil USA at
spin
–
Murphy USA will have modest leverage at inception
Reputed Brand: Both companies will retain the
benefit of the reputed Murphy brand
Murphy USA
“Retailer of
gasoline
products and
convenience
merchandise”
Murphy Oil
Corporation
“Independent
large-cap
exploration and
production
company”

4 MANAGEMENT TEAM REPRESENTATIVES Andrew Clyde -President and Chief Executive Officer of Murphy USA Mindy West -Executive Vice President, Chief Financial Officer and Treasurer of Murphy USA

COMPANY OVERVIEW 5

KEY INVESTMENT HIGHLIGHTS
Leading Player in Market
Murphy USA is one of the largest players in the C-store market
Market share of approximately 5% in the markets in which we operate
Strong relationship with Walmart
Significant Scale and
Attractive Growth
Opportunity
Large portfolio of gasoline stations within an attractive geographic profile
1,179 locations in 23 states
Approximately 1.6 million customers per day
Agreement to build approximately 200 new sites on Walmart locations
Strong Portfolio of Owned
Real Estate
90% MUSA gasoline stations are Company-owned
Significant operating flexibility
Reduced operating expenses
Enhances asset value of the business
Advantaged Fuel Supply
Significant infrastructure including seven terminals located in five states
Preferred shipper status on Colonial pipeline
Advantaged delivered cost
Strong financial profile
Low leverage and sound conservative capital structure
New revolving credit facility will provide ample liquidity
Disciplined growth capital expenditure program

7 COMPETITIVE STRENGTHS

Strengths
FIVE REINFORCING STRENGTHS = ADVANTAGE
5. Strong Financial
Profile
1. Strategic and
Complementary
Relationship with
Walmart
2. Winning
Proposition with
Value-Oriented
Consumers
4. Advantaged Fuel
Supply
3. Low Cost Retail
Operating Model

STRATEGIC & COMPLEMENTARY RELATIONSHIP WITH WALMART
Co-Location Strategy
Network of 1,018 retail locations adjacent to
Walmart stores and 161 stand-alone Murphy Express
locations
Key regional focus: South and Midwest
Generates significant customer traffic (~1.6 million
customers daily)
Provides destination-focused, value-oriented
consumers a competitively priced fuel solution
Complementary Products
Focus on a limited selection of low-priced
convenience products that complement Walmart’s
core product offerings
Key products include tobacco, single-serving soft
drinks, alcoholic beverages, and single-unit snack
items
Growth Strategy
Announced an approximately 200 new site expansion
plan with Walmart over next 3 years
New locations would be adjacent to Walmart
Supercenters in both current markets and new
geographic territories
Fuel Price
Discount Program
Periodic fuel discount programs whereby over 950
sites participate
In addition to MUSA’s seasonal vendor-based
programs
(a) Site count as of June 30, 2013.
Strengths
1. Strategic and
Complementary
Relationship with
Walmart
MUSA
Locations
Texas 251
Florida 108
Tennessee 80
Georgia 79
North Carolina 73
Alabama 68
Arkansas 60
Louisiana 60
South Carolina 51
Oklahoma 49
Mississippi 48
Missouri 46
Ohio 42
Kentucky 37
Indiana 32
Illinois 26
Michigan 23
Iowa 21
Minnesota 7
New Mexico 7
Colorado 6
Virginia 4
Kansas 1
Total Site Count (a) 1,179
State

WINNING PROPOSITION WITH VALUE-ORIENTED CUSTOMERS
Low Cost
Strive to be the low-price leader in key markets
Target customers with a ‘destination’ focus vs. a
‘convenience’ focus
– ‘Destination’ consumers will plan their purchases to
specifically target the lowest price
– ‘Convenience’ consumers focus more on ease and
availability than price
Attractive
Market
Demographics
Value-oriented consumers are a key growing market
segment in fuel and convenience retail
Long-term secular shifts in consumer behavior
following 2008 recession
Consumers continue to prioritize ‘value’ products as
unemployment rates remain elevated
Key
Geographies
Market share (~5%) in key growing markets in the
South and Midwest
Consumer spending on gasoline in the South leads the
nation (5.2% above national average) (a)
Convenience
Offerings
Focused selection of value oriented products
complements Walmart’s primary in-store offerings
Low price convenience offerings: packaged snacks,
single-serving beverages
Competitive tobacco products: MUSA is an industry
leader in per-site tobacco sales
(a) Source: Bureau of Labor Statistics Consumer Spending Survey.
(b) Source: Booz & Company consumer survey. Excludes market in which Murphy USA does not compete.
REASON FOR CHOOSING – SUPERMARKET BRANDS
REASON FOR CHOOSING – ALL BRANDS (b)
81%
Strengths
46%
35%
12%
11%
31%
44%
11%
10%
2012
2009
Price Promotion Convenience Brand & Quality
2. Winning
Proposition with
Value-Oriented
Consumers
62% 19% 13% 6%
2012
Price Promotion Convenience Brand & Quality

EXXON
bp
CST
7 ELEVEN
Speedway
H-E-B
Kroger
RaceTrac
RaceWay
QT
MURPHY USA

HIGH-VOLUME LOW-PRICE OPERATING STRATEGY
Fuel sales are the primary component of MUSA sales and operating profit
Operating goals:
–
Maintain margin or mitigate contraction during periods of commodity price increases
–
Expand margin during periods of commodity price declines
–
Maintain competitive pricing position relative to peers
Ability to drive earnings and returns by applying operating goals to network of 1,179 stores on significantly higher fuel volumes of most peers
Murphy QuikTrip RaceWay Racetrac Kroger HEB Circle K Speedway 7-Eleven CST BP Shell Exxon
Unleaded Fuel Average Relative Price Position among Selected Retailers
Indexed to Lowest Price in Competitive Market
January 1, 2013 – April 14, 2013
Branded / Other
Murphy HVR
(a)
(a) HVR: High volume retailers – high-volume c-stores, supermarkets, discount clubs.
Source: Murphy competitors last price survey of the day, January 1 – April 14, 2013.
Strengths
2. Winning
Proposition with
Value-Oriented
Consumers

LOW COST RETAIL OPERATING MODEL
Small Format
MUSA builds and operates kiosk-format stores vs. traditional larger format C-stores
Primarily 2 footprints: 208 sq. ft. (77% of locations) and 1,200 sq. ft. (4% of locations)
(a)
–
Majority of new locations will be the 1,200 sq. ft. format
Public comps’ average store size is approximately 3,000  sq. ft. per location
(b)
Simplified
Business Model
Primary emphasis on fuel retail and volume vs. in-store sales
Concentrated merchandise offering to complement Walmart (tobacco, beverages, snacks, etc.)
Small inventory quantities and high inventory turnover with little risk of spoilage
Low Overhead
Costs
Product focus and small footprint require fewer labor hours and other on-site costs
Operate at approximately 56% of NACS average cost per site, with lower breakeven fuel margin
Attractive Unit-
Level Economics
Low capital expenditure and maintenance requirements
–
~$2.1 million per site in new-site capital expenditures (includes purchase of real estate)
–
~$25,700 per site in annual maintenance capex
(a) 208 count represents formats 208 square feet and below. ( b) Public comps include CASY, CST, PTRY and SUSS.
2012 Retail Chain
Break-Even, CPG
Cash: 6.6
Capital: 2.9
Total: 9.5
Total (9.5)
Cash
(6.6)
4-Yr Average
(12.0)
MUSA QUARTERLY RETAIL FUEL MARGIN, CPG
Strengths
3. Low Cost Retail
Operating Model
0.0
4.0
8.0
12.0
16.0
20.0
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13
5.1 8.1 14.7 7.7 8.2 16.1 13.7 7.4 9.1 19.9 20.0 13.0 7.1 19.7 10.3 14.1 11.0

Frito Rack
Pepsi Cooler
Murphy USA Cooler #2
Allow 36" to walk through
Auto Center
66"
16"
Jack Links
Coke Cooler
Murphy USA Cooler #1
Stores without Auto Center
Front Window
Lottery Terminal
36" Philip Morris Fixture
Shelf

BENEFITS OF 1,200 SQ. FT. KIOSK
Additional floor space allows for inside ATM’s
Curved design provides natural traffic paths
Product mix enhancement
Cross merchandising opportunities
Addition of warmer program and frozen dispensed
Dispensed coffee and fountain become focal points
1,200 sq.ft. Kiosk Layout
208 sq.ft. Kiosk Layout

Murphy Terminals
Third-Party Terminals
Pipelines
Colonial
Plantation
Explorer
TEPPCO
Magellan

ADVANTAGED FUEL SUPPLY
Ability to source fuel at very competitive industry
benchmark prices
–
Bulk and rack markets
–
Shipper status on major pipeline systems
–
Access to terminals
Strong distribution system utilizes “Best Buy” method
–
Dispatch 3rd party tanker trucks to the most favorably
priced terminal to load products for each site
Participation on broader supply chain provides
flexibility
–
Increase volumes by shifting non-contractual wholesale
volumes to higher margin retail sales
–
Insulation during periods of market volatility
20% of Proprietary
Supply volumes are
sourced via MUSA
proprietary terminals
(i.e., 8.8% of overall
volumes)
MUSA MIDSTREAM ASSETS
2012 MUSA SYSTEM-WIDE SUPPLY OPTIONS MIX
Reliability
1
Demand
Management
2
Incremental
Income
3
Value of Proprietary Fuel Supply Strategy:
Strengths
4. Advantaged
Fuel Supply
Rack
9%
Contract
45%
Exchange
11%
Proprietary
Supply
35%

CASEY'S
GENERAL STORE
MURPHY USA
Couche-Tard
CST
SUSSER
Holdings Corporation
KANGAROO
The Pantry

STRONG FINANCIAL PROFILE
Low cash breakeven position on fuel margin of 6.6 cents per gallon allows
MUSA to weather sustained periods of reduced fuel margins (e.g., during rising wholesale price environment)
90% of 1,179
(a)
gasoline stations are Company-owned; most stations are
located on Walmart pads, and the remaining stations are at other high traffic sites near Walmart stores
High percentage of store ownership reduces operating expenses, provides
MUSA with significant operating flexibility and enhances the asset value of the business
Strengths
5. Strong Financial
Profile
(a)  Murphy USA site count as of  June 30, 2013.
HIGH DEGREE OF OWNED ASSETS RELATIVE TO PEERS
10%
31%
39%
50%
74%
Owned Leased
99%
90%
69%
61%
50%
26%

Thousands of Gallons

Thousands of Dollars

Thousands of Dollars
Cents per Gallon

Thousands of Dollars
Percent of Merchandise Sales

RETAIL SALES & MARGINS
2012 MERCHANDISE GROSS MARGIN / STORE / MONTH
2012 MERCHANDISE SALES / STORE / MONTH 2012 FUEL VOLUME / STORE / MONTH
2012 FUEL GROSS MARGIN / STORE / MONTH (a)
5. Strong
Financial Profile
277
131
127
95
77
73
-
50
100
150
200
250
300
Murphy USA Corner Store Susser Pantry Casey's Couche Tard
$156.4
$138.6
$101.4
$96.3 $95.9
$92.6
$-
$20
$40
$60
$80
$100
$120
$140
$160
$180
Murphy USA Susser Couche Tard Casey's Pantry Corner Store
$51.2
$40.6
$34.4
$32.6
$25.8
$21.1
36.9%
42.2%
33.9%
34.0%
27.9%
13.5%
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
30.0%
35.0%
40.0%
45.0%
$-
$10
$20
$30
$40
$50
$60
Susser Casey's Couche Tard Pantry Corner Store Murphy USA
$35.7
$27.7
$24.5
$16.5
$11.0
$10.8
12.9
21.8
18.8
22.5
14.2
11.4
0.0
5.0
10.0
15.0
20.0
25.0
$-
$5
$10
$15
$20
$25
$30
$35
$40
Murphy USA Susser Corner Store Couche Tard Casey's Pantry
(a) CST and PTRY fuel margin includes credit card fees. CASY and SUSS exclude credit card fees. ATD.B does not specify.

Industry 40.6
MUSA 30.0
Store Operating Expense ($K)
APSM
Industry
MUSA
Annual Merchandise Sales Dollars by Square Foot
0.65
0.76
1.50
2.46
Industry 3.22
Land PP&E
MUSA 2.15
Capital Expenditure ($Millions)
Average per Site
Industry
MUSA
Fuel Gallons (K)
Average per Store Month (APSM)
208 sqft Kiosk
77%
1200 sqft Kiosk
4%
Large Format
7%
All Other
12%
Source: Murphy Financials, 2011 NACS State of the Industry Report.
RETAIL SALES-TO-COST METRICS
MUSA Store Format Mix
% of Stores by Square Footage
Wages Credit Card
Maintenance
Supplies
Other
12.6
20.7
8.6
7.1
4.8
5.4 7.4
4.0
4,744
547
124
277
5. Strong
Financial Profile

18 BUSINESS STRATEGIES

STRATEGY = COHERENT CHOICES BUILDING ON STRENGTHS
Strategy
1. Grow Organically
with Walmart
5. Focus on
Long-Term
Investment
4. Focus Midstream
Participation
3. Improve
Functional
Infrastructure to
Lower Overhead
Costs
2. Enhance Kiosk
Economics to
Improve
Investment Returns

GROW ORGANICALLY WITH WALMART
CURRENT SITES CURRENT SITES & PLANNED WMT GROWTH
Walmart 200 and Murphy Express Pipeline
Existing Network
Existing Network
Our relationship with Walmart will be a key driver of our organic growth over the next several years
Plan to build approximately 200 sites in our core market at or near Walmart locations over the next three years
Partner with Walmart in our fuel discount promotion
We will also seek to rebrand additional Murphy Express sites as
Murphy USA and connect these sites to the fuel discount program
Strategy
1. Grow
Organically with
Walmart

Beverages
(30.9% GP)
Other
Merchandise
(62.0% GP)
$151
$110
$116
$104
$7
$5
Tobacco (a)
(10.8% GP)
($ 000s per site month)
208
sqft
1200
sqft
2012 Site Count (b) 767 38
2012 Avg Non-Fuel GP
per Site Month $000s
19 22
2012 Non-Fuel GP%
per Site Month
12.8% 15.5%
(a) Tobacco includes Cigarettes, Smokeless & Other Tobacco .
(b) 208 count represents formats 208 square feet and below.
ENHANCED KIOSK ECONOMICS
2012 MUSA NON-FUEL MIX BY FORMAT
Plan to continuously evaluate kiosk strategy to maximize site economics and return on investment
Continually refining new 1,200 sq.ft. kiosk design for increasing higher-margin non-tobacco sales
Will implement new merchandizing, space management and
workforce planning capabilities to further optimize merchandise revenue, labor needs and overall site returns
Benefits of 1,200 Square Foot Kiosk
Additional floor space allows for inside ATM’s
Curved design provides natural traffic paths
Product mix enhancement
Cross merchandising opportunities
Addition of warmer program and frozen dispensed
Dispensed coffee and fountain become focal points
Strategy
2. Enhance Kiosk
Economics to
Improve
Investment
Returns
$14
$27

Better positioned to manage
our cost structure, execute a
more scalable business model
and implement technology and
business efficiency initiatives
Focus on the development of
our employees and foster high
performance culture
Achieve reductions in overhead
costs to support an overall
improvement in our site
returns
LOWER OVERHEAD COSTS
1. Grow
Organically with
Walmart
2. Enhance Kiosk
Economics to
Improve
Investment
Returns
3. Improve
Functional
Infrastructure to
Lower Overhead
Costs
4. Focus
Midstream
Participation
5. Focus on
Long-Term
Investment
Strategy

We will focus on midstream
activities that enhance our
ability to be a low cost and low
price retail fuel leader
We also intend to allocate
capital and human resources
only to midstream assets that
provide a specific retail
advantage
We will consider strategic
alternatives for midstream
assets that do not directly
benefit our retail operations,
such as our ethanol plants, that
will maximize shareholder
value
FOCUSED MIDSTREAM PARTICIPATION
Strategy
1. Grow
Organically with
Walmart
2. Enhance Kiosk
Economics to
Improve
Investment
Returns
3. Improve
Functional
Infrastructure  to
Lower Overhead
Costs
4. Focus
Midstream
Participation
5. Focus on
Long-Term
Investment

Strategy
Maintain a portfolio of fee-
simple assets and appropriate
debt structure resilient to
inherent fuel price/margin
volatility
Execute our low-cost, high-
volume retail strategy and our
organic growth strategy
through periods of price /
margin volatility
LONG-TERM INVESTMENT FOCUS
Strategy
1. Grow
Organically with
Walmart
2. Enhance Kiosk
Economics to
Improve
Investment
Returns
3. Improve
Functional
Infrastructure  to
Lower Overhead
Costs
4. Focus
Midstream
Participation
5. Focus on
Long-Term
Investment

25 FINANCIAL OVERVIEW

CAPITALIZATION
Significant liquidity provided by strong
cash position and revolving credit
facility will allow MUSA to pursue
growth program through business
cycles
– Pro forma liquidity of $495mm as of
June 30, 2013
– Dividend to Parent of $650mm
– No primary proceeds being raised as
part of Spin
As Adjusted
Cash and equivalents $44,588
Debt Outstanding
$450mm ABL Revolving Credit Facility due 2018
$150mm FILO Term Loan Facility due 2016 150,000
New Senior Unsecured Notes due 2023 $500,000
Total Debt $650,000
Total Stockholders' Equity 468,880
Total Book Capitalization $1,118,880
Credit Metrics
LTM Adjusted EBITDA $359,593
Total Debt / LTM Adjusted EBITDA 1.8x
9.5x
Liquidity $494,588
June 30, 2013
Pro forma capitalization ($ in thousands)
1
  Debt does not include $1.1mm related to ethanol plants that is outstanding at June 30, 2013
  Pro forma interest expense was calculated based on an assumed weighted-average interest rate of 5.49%. Interest expense includes amortization of debt issuance and credit facility fees, which are amortized over the term of the associated notes and credit facility. Actual interest expense may be higher or lower depending on fluctuations in interest rates
--
1
2
Adjusted EBITDA / PF Interest
2

Thousand of Gallons

Dollars in Thousands

Cents per Gallon

As a Percent of Merchandise Sales

MURPHY USA

RETAIL FUEL & MERCHANDISE PERFORMANCE
AVERAGE GALLONS PER STORE MONTH
GROSS MARGIN PER GALLON
MERCHANDISE SALES PER STORE MONTH
MERCHANDISE GROSS MARGIN
312
307
278 277
279
50
0
100
150
200
250
300
350
2009
2010 2011
2012 Q2 2013
$138
$154
$158
$156
$157
$0
$20
$40
$60
$80
$100
$120
$140
$160
$180
2009
2010
2011 2012
Q2 2013
8.3
11.4
15.6
12.9
15.6
0.0
2.0
4.0
6.0
8.0
10.0
12.0
14.0
16.0
18.0
2009 2010
2011
2012
Q2 2013
12.5%
13.1%
12.8%
13.5%
12.8%
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
14.0%
16.0%
2009
2010 2011 2012 Q2 2013

Dollars in Millions

Dollars in Millions

Dollars in Millions

Dollars in Millions

MUSA CONSOLIDATED FINANCIAL METRICS
GROSS MARGIN Adjusted EBITDA
CAPITAL EXPENDITURES Adjusted EBITDA – MAINTENANCE CAPEX
$1,200
$1,000
$800
$600
$400
$200
$0
2009 2010 2011
2012
LTM 6/30/13
$576
$822
$1,014
$928
$1,018
2009
2010
2011 2012
LTM 6/30/13
$450
$400
$350
$300
$250
$200
$150
$100
$128
$293
$409
$285
$360
$246
$383
$262
$108
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
2009 2010 2011 2012
$0
2009 2010 2011 2012
$40
$80
$120
$160
$200
$71
$182
$100
$112
Growth Maintenance
$73
$39
$26
$74
$151
$31
$20
$51

HISTORICAL MUSA FINANCIAL SUMMARY
(Millions of dollars)
2010 2011 2012 LTM 6/30/13
Fuel and ethanol sales
(a)(b)
13,623 17,158 17,511 17,210
Fuel and ethanol cost of goods sold
(a)
13,053 16,408 16,871 16,479
Fuel  and Ethanol Contribution 570 750 640 731
Merchandise sales 1,969 2,116 2,144 2,153
Merchandise cost of goods sold 1,717 1,852 1,856 1,866
Merchandise Contribution 252 264 289 287
Station and other operating expenses 440 509 526 540
Selling, general and administrative 88 95 116 118
Adjusted EBITDA (non-GAAP) 293 409 286 360
Depreciation and amortization 61 70 77 78
Adjusted EBIT (non-GAAP) 232 339 209 282
Capital Employed 1,187 1,277 1,271 1,248
Adjusted EBIT/Capital Employed (non-GAAP) 19.6% 26.5% 16.4% 22.5%
(a) This amount includes related excise taxes of $1,963 for 2012, $1,832 for 2011 and $1,885 for 2010.
(b) This amount is calculated as petroleum product sales, plus ethanol and related product sales, plus other revenues
Note: Ethanol segment revenues, costs and expenses are included throughout
See Appendix for reconciliation of non-GAAP measures.

30 KEY INVESTMENT HIGHLIGHTS Leading player in market Significant scale and attractive growth opportunity Strong portfolio of owned real estate Advantaged fuel supply Strong financial profile

31 APPENDIX

MUSA NON-GAAP RECONCILIATION
(Thousands of Dollars)
Net Income and Comprehensive Income
LTM as of
June 30, 2013 2012 2011 2010 2009
(Income) from discontinued operations
Interest Expense, net of interest income
Other non-operating expense (income)
Income tax expense
Accretion of asset retirement obligations
Impairment of properties
Adjusted EBIT (non-GAAP)
Depreciation and amortization
Adjusted EBITDA (non-GAAP)
-
(437)
976
89,041
1,036
60,988
$281,338
78,255
$359,593
-
333
913
62,172
980
60,988
$208,954
76,622
$285,576
(118,747)
516
52
132,284
877
- -
-
$339,002
69,550
$408,552
$129,734
$83,568
$324,020 $157,441
$65,180
(14,704)
3,725
(260)
85,029
773
60,698
$232,004
$292,702
$127,732
$71,994
(22,552)
38
(8)
28,647
689
55,738
The Company defines Adjusted EBIT as income from continuing operations plus income taxes, net interest expense, impairment of assets, and accretion expense.  The Company also defines Adjusted EBITDA as income (loss) and comprehensive income (loss) plus or minus net interest expense, plus income tax expense, depreciation and amortization, and it excludes (i) other non-cash items (e.g., impairment of properties and accretion of asset retirement obligations) and (ii) other items that management does not consider to be useful in assessing the Company’s operating performance (e.g.,
(income) from discontinued operations, gain (loss) on sale of assets and other non-operating expense (income).  Management believes that the presentation of Adjusted EBIT and Adjusted EBITDA provide information useful in assessing the Company’s financial condition and results of operations and that Adjusted EBIT and Adjusted EBITDA are widely accepted financial indicators of a company’s ability to incur and service debt, fund capital expenditures and pay dividends and  make other distributions to shareholders.
These measures are considered to be non-GAAP presentations according to the SEC and should be considered in conjunction with the appropriate
GAAP measure.  These non-GAAP measures should not be viewed in isolation or used as a substitute for an analysis of the Company’s results as reported under GAAP.
Adjusted EBIT and EBITDA

For the Years Ended December 31,
(
Thousands of Dollars
)
LTM
06/30/13 2012 2011 2010
Capital Employed:
Total current assets $671,057 $821,962 $588,353 $1,026,691
Less total current liabilities 620,787 (733,909) (492,552) (923,040)
Net working capital 50,270 88,053 95,801 103,651
Beginning of year net PP&E 1,169,960 1,196,323 1,166,169 1,000,797
End of year net PP&E 1,226,093 1,169,960 1,196,323 1,166,169
Average of BOY and EOY net PP&E 1,198,027 1,183,142 1,181,246 1,083,483
Total capital employed $1,248,297 $1,271,195 $1,277,047 $1,187,134
Adjusted EBIT/Capital
Employed (non-GAAP) 22.5% 16.4% 26.5% 19.6%
(a) Total capital employed is calculated by adding net working capital plus the simple average of the beginning of year and end of year net property, plant and equipment.
(b) Adjusted EBIT/Capital Employed is calculated by dividing the net working capital by the total capital employed calculated in (a) above.
Capital Employed
MUSA NON-GAAP RECONCILIATION
(a)
(b)
The Company considers the metric Adjusted EBIT divided by Capital Employed to be an important measure of the use of the Company’s fixed assets
and liquidity to maximize investment returns for shareholders.   This measure is considered to be non-GAAP because of the use of Adjusted EBIT in the calculation.  See prior slide for more detail on Adjusted EBIT and a reconciliation of that metric back to net income.